Exhibit 10.1

FOURTH AMENDMENT

TO

FOURTH AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This Fourth Amendment to the Fourth Amended and Restated Loan and Security Agreement (this “Amendment”) is made as of November 13, 2013, among Regional Management Corp., Regional Finance Corporation of South Carolina, Regional Finance Corporation of Georgia, Regional Finance Corporation of Texas, Regional Finance Corporation of North Carolina, Regional Finance Corporation of Alabama, Regional Finance Corporation of Tennessee, Regional Finance Company of New Mexico, LLC, Regional Finance Company of Oklahoma, LLC, Regional Finance Company of Missouri, LLC, Regional Finance Company of Georgia, LLC, RMC Financial Services of Florida, LLC, Regional Finance Company of Louisiana, LLC, Regional Finance Company of Mississippi, LLC, Regional Finance Company of Kentucky, LLC and Regional Finance Company of Virginia, LLC (each individually a “Borrower” and collectively the “Borrowers”), the financial institutions listed therein (such financial institutions, together with their respective successors and assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”) and Bank of America, N.A. as agent for the Lenders (in its capacity as agent, the “Agent”).

RECITALS

WHEREAS, the Borrowers, Lenders and Agent are parties to that certain Fourth Amended and Restated Loan and Security Agreement dated as of January 18, 2012 and amended as of July 31, 2012, March 29, 2013 and May 13, 2013 (as may be further amended, restated, modified, substituted, extended, or renewed from time to time, and together with all of its exhibits, schedules and attachments thereto, collectively the “Agreement” or the “Loan Agreement”);

WHEREAS, the Borrowers acknowledge that as of the close of business on November 8, 2013, there was outstanding the aggregate principal amount of $341,828,225.96 under the revolving credit facility; and

WHEREAS, the Borrowers have requested that the Lenders modify certain provisions of the Agreement and the Lenders are willing to do so on the terms and conditions as hereinafter set forth, including but not limited to permitting Regional to organize two new legal entities, (i) Regional Management Receivables, LLC, a Delaware limited liability company and (ii) Regional Management Automobile Receivables Trust 2014-1, a Delaware statutory trust, neither of which will be a borrower or guarantor under the Agreement and related documents (collectively, the “Additional Entities”).

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. The Borrowers, Lenders and Agent agree that the Recitals above are a part of this Amendment. Unless otherwise expressly defined in this Amendment, terms defined in the Loan Agreement shall have the same meaning under this Amendment.

2.	The Borrowers represent and warrant to the Lenders as follows:

(a) Each Borrower is a corporation or limited liability company, as applicable, and is duly organized and validly existing in good standing under the laws of the state in which it is incorporated or organized, as applicable.

(b) Each Borrower has the power and authority to execute and deliver this Amendment and perform its obligations hereunder and has taken all necessary and appropriate corporate or limited liability company, as applicable, action to authorize the execution, delivery and performance of this Amendment.

(c) The Loan Agreement, as amended by this Amendment, the Fourth Amended and Restated Pledge Agreement (as previously amended by that certain First Amendment to Fourth Amended and Restated Pledge Agreement dated October 29, 2012, that certain Second Amendment to Fourth Amended and Restated Pledge Agreement dated as of March 29, 2013 and that certain Third Amendment to Fourth Amended and Restated Pledge Agreement dated as of May 13, 2013) and each of the other Loan Documents are each hereby ratified, remain in full force and effect, and each constitutes the valid and legally binding obligation of each Borrower, enforceable in accordance with its terms.

(d) All of the Borrowers’ representations and warranties contained in the Loan Agreement and the other Loan Documents are true and correct on and as of the date of the Borrowers’ execution of this Amendment.

(e) No Event of Default and no event which, with notice, lapse of time or both would constitute an Event of Default have occurred and are continuing under the Loan Agreement or the other Loan Documents.

3.	The Loan Agreement is hereby amended as follows:

(a)	Section 1.1 of the Agreement is hereby amended by adding the following definition in alphabetical order to such section:

“Additional Entities” means the following two legal entities organized by Regional: (i) Regional Management Receivables, LLC, a Delaware limited liability company, and (ii) Regional Management Automobile Receivables Trust 2014-1, a Delaware statutory trust.

(b)	Section 8.8 of the Agreement is hereby amended in its entirety as follows:

“8.8 Subsidiaries. Regional shall not, directly or indirectly, organize or acquire any other Subsidiaries without the prior written consent of Agent, which consent shall not be unreasonably withheld, conditioned or delayed; provided, however, such Subsidiary (other than a Subsidiary that is organized or formed under the laws of a jurisdiction other than the United States (or any state thereof) or the District of Columbia) executes and delivers a Guaranty substantially in the form attached hereto as Exhibit “D” in favor of Agent, for the benefit of the Lenders, within thirty (30) days of becoming a Subsidiary of Regional; provided, further, however, that the Additional Entities, which shall not be Borrowers and shall not execute Guaranties, are permitted entities so long as neither holds assets, engages in business or otherwise generates revenue.”

(c)	The Schedules of the Agreement are updated to the extent necessary by the Schedules attached hereto.

4.	This Amendment shall become effective when and only when (a) this Amendment shall be executed and delivered by each Borrower, the Agent and the Required Lenders, (b) the Agent shall have received an executed Reaffirmation from the Guarantors, and (c) the Agent shall have received such additional closing documents as it shall reasonably specify in connection with the transactions contemplated hereby.

5.	The Borrowers hereby issue, ratify and confirm the representations, warranties and covenants contained in the Loan Agreement, as amended hereby and each of the other Loan Documents given by the Borrowers in favor of the Lenders. The Borrowers agree that this Amendment is not intended to and shall not cause a novation with respect to any or all of the Obligations.

6.	The Borrowers acknowledge and warrant that each Lender has acted in good faith and has conducted itself in a commercially reasonable manner in its relationships with the Borrowers in connection with this Amendment and generally in connection with the Loan Agreement and the Obligations, the Borrowers hereby waiving and releasing any claims to the contrary.

7.	The Borrowers shall pay at the time this Amendment is executed and delivered (or as otherwise provided for in this Agreement) all fees, commissions, costs, charges, taxes and other expenses incurred by the Lenders and their counsel in connection with this Amendment, including, but not limited to, reasonable fees and expenses of the Lenders’ counsel and all recording fees, taxes and charges.

8.	This Amendment is one of the Loan Documents. This Amendment may be executed in any number of duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and taken together shall constitute but one and the same instrument. The parties agree that their respective signatures may be delivered by fax or PDF (via email). Any party who chooses to deliver its signature by fax or PDF (via email) agrees to provide a counterpart of this Amendment with its inked signature promptly to each other party.

9.	PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, THIS AMENDMENT, UNLESS OTHERWISE SPECIFIED, SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES (BUT GIVING EFFECT TO FEDERAL LAWS RELATING TO NATIONAL BANKS).

10.	EACH PARTY HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY CLAIM, COUNTERCLAIM, ACTION OR OTHER PROCEEDING ARISING UNDER OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

BORROWERS

REGIONAL MANAGEMENT CORP.

REGIONAL FINANCE CORPORATION OF SOUTH CAROLINA

REGIONAL FINANCE CORPORATION OF GEORGIA

REGIONAL FINANCE CORPORATION OF TEXAS

REGIONAL FINANCE CORPORATION OF NORTH CAROLINA

REGIONAL FINANCE CORPORATION OF ALABAMA

REGIONAL FINANCE CORPORATION OF TENNESSEE

REGIONAL FINANCE COMPANY OF OKLAHOMA, LLC

REGIONAL FINANCE COMPANY OF NEW MEXICO, LLC

REGIONAL FINANCE COMPANY OF MISSOURI, LLC

REGIONAL FINANCE COMPANY OF GEORGIA, LLC

REGIONAL FINANCE COMPANY OF MISSISSIPPI, LLC

REGIONAL FINANCE COMPANY OF LOUISIANA, LLC

RMC FINANCIAL SERVICES OF FLORIDA, LLC

REGIONAL FINANCE COMPANY OF KENTUCKY, LLC

REGIONAL FINANCE COMPANY OF VIRGINIA, LLC

By:	/s/ Donald E. Thomas
Name:	Donald E Thomas
Title: Executive Vice President and Chief Financial Officer of each of the above listed Corporations and Executive Vice President and Chief Financial Officer of each of the above limited liability companies

AGENT

BANK OF AMERICA, N.A., as Agent

By:	/s/ Bruce Jenks
Name:	Bruce Jenks
Title:	Vice President

LENDERS

BANK OF AMERICA, N.A., as a Lender and Letter of Credit Issuer

By:	/s/ Bruce Jenks
Name:	Bruce Jenks
Title:	Vice President

Commitment = $150,000,000.00

BMO HARRIS FINANCING, INC.,
as a Lender

By:	/s/ Michael S. Cameli
Name:	Michael S. Cameli
Title:	Director

Commitment = $80,000,000.00

FIRST TENNESSEE BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Daniel McCarthy
Name:	Daniel McCarthy
Title:	Vice President

Commitment = $35,000,000.00

CAPITAL ONE, N.A.,
as a Lender

By:	/s/ Beverly Abrahams
Name:	Beverly Abrahams
Title:	Senior Vice President

Commitment = $75,000,000.00

TEXAS CAPITAL BANK, N.A.
as a Lender

By:	/s/ Stephanie Hopkins
Name:	Stephanie Hopkins
Title:	Senior Vice President

Commitment = $30,000,000.00

WELLS FARGO BANK, NATIONAL ASSOCIATION
as a Lender

By:	/s/ Thomas M. Romanowski
Name:	Thomas M. Romanowski
Title:	Vice President

Commitment = $130,000,000.00

SCHEDULE 4.4

LOCATIONS OF BOOKS AND RECORDS AND COLLATERAL

Location of Records Concerning Collateral

509 West Butler Road, Greenville, South Carolina 29607

Location of Collateral and Places of Business

509 West Butler Road, Greenville, South Carolina 29607, and the following branch locations:

Street	City	State	Zip
815 West Greenwood Street, Suite 3	Abbeville	SC	29620

1500 Hoppe Blvd., Suite 6	Ada	OK	74820

314 Richland Avenue West	Aiken	SC	29801

458 1st Street SW	Alabaster	AL	35007

8144 U.S. Highway 431	Albertville	AL	35950

5504 Menaul Blvd. NE, Suite G-East	Albuquerque	NM	87110

5300 Sequoia Road NW, Suite L	Albuquerque	NM	87120

792 Commerce Drive, Suite 101	Alexander City	AL	35010

2705 North Main Street, Suite C	Anderson	SC	29621

2705 N. Main Street, Suite G	Anderson	SC	29621

1310 Quintard Avenue	Anniston	AL	36201

1215 Anthony Drive, Suite G; PO Box 3225	Anthony	NM	88021

1321 Bell Road	Antioch	TN	37013

583 Brindlee Mountain Pkwy., PO Box 933	Arab	AL	35016

1212 Merrick Drive, Suite 5	Ardmore	OK	73401

840 Secretary Drive	Arlington	TX	76015

1337 C East Dixie Drive	Asheboro	NC	27203

473 Hendersonville Road, Suite A	Asheville	NC	28803

920 Highway 72 E, Brookhill Plaza, PO Box 288	Athens	AL	35611

959 Gilbert Ferry Road, SE, Suite M	Attalla	AL	35954

2140 East University Drive, Suite E	Auburn	AL	36830

8868 Research Blvd. Suite 705	Austin	TX	78758

719 West William Cannon, Suite 112	Austin	TX	78745

1016 La Posada Drive, Suite 270	Austin	TX	78752

1231 SE Frank Phillips Blvd.	Bartlesville	OK	74006

197 Main Street	Barnwell	SC	29812

112D West Church Street	Batesburg	SC	29006

906 McMeans Ave., Suite B	Bay Minette	AL	36507

2303 Boundary Street, Suite 3	Beaufort	SC	29902

6240 Phelan Blvd.	Beaumont	TX	77706

218 City Square	Belton	SC	29627

145 Hwy 15 & 401 Bypass, Suite 7	Bennettsville	SC	29512

5031 Ford Parkway, Suite 104	Bessemer	AL	35020

1930 Edwards Lake Road, Suite 120	Birmingham	AL	35235

981 U.S. Highway 431 South	Boaz	AL	35957

3906 Hwy 9, Suite C	Boiling Springs	SC	29316

1135 Volunteer Parkway, Suite 1	Bristol	TN	37620

Street	City	State	Zip
806 S. Aspen Ave., Suite B	Broken Arrow	OK	74012

857 E. Washington Street, Suite D	Brownsville	TX	78520

3421-6 Cypress Mill Road	Brunswick	GA	31525

1710 C, Suite 101 South Texas Avenue	Bryan	TX	77802

2140 S. Church Street	Burlington	NC	27215

1047 Broad Street	Camden	SC	29020

528 Knox Abbott Drive	Cayce	SC	29033

567 King Street	Charleston	SC	29403

1300 Savannah Highway, Suite 12	Charleston	SC	29407

9123 Monroe Road, Suite 100	Charlotte	NC	28270

7309 East Independence Blvd., Suite 24	Charlotte	NC	28227

5210 North Tryon Street, Unit B	Charlotte	NC	28213

6407 South Blvd., Suite J	Charlotte	NC	28217

3250 Wilkinson Blvd., Suite H	Charlotte	NC	28208

9303 Monroe Rd., Suite A	Charlotte	NC	28270

5716 Ringgold Road, Unit 106	Chattanooga	TN	37412

233 Second Street	Cheraw	SC	29520

120 N. 5th Street	Chickasha	OK	73018

220 Town Mart	Clanton	AL	35045

1942 S. Hwy. 66	Claremore	OK	74019

891 Keith Street, Suite 6	Cleveland	TN	37311

6729 L Two Notch Road	Columbia	SC	29223

810 Dutch Square Blvd., Suite 102	Columbia	SC	29210

7509 Garners Ferry Road, Suite F	Columbia	SC	29209

6729 Two Notch Road, Unit B	Columbia	SC	29223

136 Bear Creek Pike, Suite E	Columbia	TN	38401

3401 W. Davis Street, Suite A1	Conroe	TX	77304

302 Main Street	Conway	SC	29526

516 S. Willow Avenue	Cookeville	TN	38501

4918 Ayers Road, Ayers Plaza, Suite 136	Corpus Christi	TX	78415

126 Crossings Way, Suite 15	Crossville	TN	38555

1710 2nd Avenue SW, Suite 5	Cullman	AL	35055

3186 Alabama Highway 157	Cullman	AL	35058

3917 W. Camp Wisdom Road, Suite 107	Dallas	TX	75237

200 Able Drive, Suite 12	Dayton	TN	37321

2699 Sandlin Rd., Suite B-2	Decatur	AL	35601

2314 6th Avenue SE, Suite B PO Box 298 (35602)	Decatur	AL	35601

2400 Veterans Blvd., Suite 10	Del Rio	TX	78840

121 Henslee Drive, Suite H	Dickson	TN	37055

222 East Main Street	Dillon	SC	29536

3074 Ross Clark Circle, Suite 8	Dothan	AL	36301

5410 NC Highway 55, Suite R	Durham	NC	27713

220 Jefferson Street	Eagle Pass	TX	78852

6932 Calhoun Memorial Hwy., Suite G	Easley	SC	29640

710 South Pendleton Street	Easley	SC	29640

229 Apple Square Plaza	Edgefield	SC	29824

613 East University Drive	Edinburg	TX	78539

Street	City	State	Zip
302 W. Edmond Road	Edmond	OK	73003

500 N. Oregon, Suite E	El Paso	TX	79901

8720 Alameda Avenue, Suite A	El Paso	TX	79907

3333 N. Yarbrough Drive, Suite V	El Paso	TX	79925

9861 Dyer Street, Suite 4	El Paso	TX	79924

6920 Delta Drive, Suite 2	El Paso	TX	79905

1605 George Dieter Drive, Suite 302	El Paso	TX	79936

1700 N. Zaragoza Road, Suite 103	El Paso	TX	79936

2329 W. Willow Road	Enid	OK	73703

1111 Ireland Drive, Suite 102	Fayetteville	NC	28304

2801 Mall Road, Suite 9	Florence	AL	35630

163 Cox Creek Parkway	Florence	AL	35630

355 West Evans Street	Florence	SC	29501

1222 West Evans Street	Florence	SC	29501

1123 N. McKenzie Street	Foley	AL	36535

2308 Gault Avenue North	Fort Payne	AL	35967

1518 Pennsylvania Avenue	Fort Worth	TX	76104

2725 NE 28th Street, Suite 130	Fort Worth	TX	76111

2901 Alta Mere Drive, Suite 1000	Fort Worth	TX	76116

449 George Wallace Drive	Gadsden	AL	35903

515 North Limestone Street	Gaffney	SC	29340

841 Odum Road, Suite 105	Gardendale	AL	35071

3115 South 1st Street, Suite 300	Garland	TX	75041

3465 West Walnut Street, Suite 107	Garland	TX	75042

1330 Fifth Avenue, Suite 250	Garner	NC	27529

2568 West Franklin Blvd.	Gastonia	NC	28052

808 East Franklin Blvd.	Gastonia	NC	28054

1113 N. Fraser Street	Georgetown	SC	29440

134 Saint James Avenue, Suite 6	Goose Creek	SC	29445

2080 N. Hwy. 360, Suite 140	Grand Prairie	TX	75050

817 W. Pioneer Parkway, Suite 156	Grand Prairie	TX	75051

2565 East Andrew Johnson Highway	Greeneville	TN	37745

3733 B Farmington Drive	Greensboro	NC	27407

2403 Battleground Avenue, Suite 6	Greensboro	NC	27408

631 Willow Lane, Suite K	Greenville	AL	36037

101 Verdae Blvd., Suite 130	Greenville	SC	29607

3405 White Horse Road, Suite C	Greenville	SC	29611

2301 Wade Hampton Blvd., Suite 3	Greenville	SC	29615

718A Montague Avenue	Greenwood	SC	29649

726-A Montague Avenue	Greenwood	SC	29649

1309 B West Poinsett Street	Greer	SC	29650

129 Lee Avenue	Hampton	SC	29924

318 E. Jackson Street	Harlingen	TX	78550

587 Highway 31 NW, Suite A PO Box 788	Hartselle	AL	35640

112 East Carolina Avenue	Hartsville	SC	29550

475 N. Main Street, Suite D	Hemingway	SC	29554

638 Spartanburg Hwy., Suite 30	Hendersonville	NC	28792

Street	City	State	Zip
2367 Highway 70 SE	Hickory	NC	28602

2108 N. Centennial Street, Suite 114	High Point	NC	27265

2630 S. Main Street, Suite 103	High Point	NC	27263

306 Palisades Blvd, Suite 4	Homewood	AL	35209

3659 Lorna Road, Suite 125	Hoover	AL	35216

7100 Regency Square Blvd., Suite 248	Houston	TX	77036

1804 Wirt Road	Houston	TX	77055

5517 Airline Drive, Suite E	Houston	TX	77076

459 Uvalde Road	Houston	TX	77015

6003 Bellaire Blvd., Suite G	Houston	TX	77081

4485 North Freeway	Houston	TX	77022

4925 University Drive, Suite 110	Huntsville	AL	35816

700 Airport Road, Suite E	Huntsville	AL	35802

1918 North Story Road	Irving	TX	75061

4405 N. College Avenue, Suite C	Jackson	AL	36545

319 Vann Drive, Suite B	Jackson	TN	38305

1811 Highway 78 East, Suite 110	Jasper	AL	35501

800 Highway 78 East, Suite 300	Jasper	AL	35501

3014 Bristol Highway, Suite 3	Johnson City	TN	37601

3379 Cloverleaf Parkway	Kannapolis	NC	28083

873 S. Mason Rd., Suite 324	Katy	TX	77450

421 West Stone Drive, Suite 3	Kingsport	TN	37660

200 West Mill Street	Kingstree	SC	29556

218 E. Kleberg Avenue	Kingsville	TX	78363

7118 Maynardville Highway	Knoxville	TN	37918

1645 Downtown West Blvd., Unit 11	Knoxville	TN	37919

109 East Main Street	Lake City	SC	29560

226 S. Main Street	Lancaster	SC	29720

502 W. Calton Road, Suite 109	Laredo	TX	78041

1104-B North Meadow	Laredo	TX	78040

2300 N. Main Street, Suite 205	Las Cruces	NM	88001

507 N. Harper Street, Suite D	Laurens	SC	29360

1915 West Gore Blvd., Suite 3	Lawton	OK	73501

224 West Main Street, Suite D	Lebanon	TN	37087

5175 Sunset Boulevard, Suite 4	Lexington	SC	29072

371 West Church Street	Lexington	TN	38351

110 E. Tyler Street	Longview	TX	75601

348 North Highway 701, Unit 1	Loris	SC	29569

588 Bailey Road, Suite E	Lumberton	NC	28358

2021 Gallatin Pike North, Suite 240	Madison	TN	37115

103 South Brooks Street	Manning	SC	29102

1107 East Godbold Street	Marion	SC	29571

200 E. Choctaw Avenue	McAlester	OK	74501

1313 Dallas Street	McAllen	TX	78501

7444 Winchester Road, Suite 104	Memphis	TN	38125

2839 S. Douglas Blvd., Suite 103	Midwest City	OK	73130

2708 H E. Griffin Parkway	Mission	TX	78572

Street	City	State	Zip
5238 U.S. Highway 90 W, Suite D	Mobile	AL	36619

6345 Airport Boulevard, Suite G	Mobile	AL	36608

104 Bi-Lo Way, Suite A2	Moncks Corner	SC	29461

3306 Highway 74 West, Unit D	Monroe	NC	28110

6144 Atlanta Highway	Montgomery	AL	36117

2206 Village Drive	Moody	AL	35004

639 NW 7th Street	Moore	OK	73160

1631 E. Andrew Johnson Highway	Morristown	TN	37814

1035 Johnnie Dodds Blvd., Suite C-7	Mt. Pleasant	SC	29464

1636 Memorial Blvd.	Murfreesboro	TN	37129

1208 North York Street, Suite B	Muskogee	OK	74403

605 West Broadway Street	Myrtle Beach	SC	29577

6242 Rufe Snow Drive, Suite 230	N. Richland Hills	TX	76148

1377 Wilson Road	Newberry	SC	29108

2108A W. Lindsey Street	Norman	OK	73069

404 E. Martintown Road, Suite 4	North Augusta	SC	29841

1924 Remount Road	North Charleston	SC	29406

1922 Remount Road	North Charleston	SC	29406

867 U.S. Highway 17 South	North Myrtle Beach	SC	29582

80 McFarland Drive, Suite 2	Northport	AL	35473

7141 S. Western Avenue, Suite C	Oklahoma City	OK	73139

6221 N. Meridian Avenue	Oklahoma City	OK	73112

642 John C. Calhoun Drive	Orangeburg	SC	29115

1291 John C. Calhoun Drive	Orangeburg	SC	29115

1225 Snow Street, Suite 4	Oxford	AL	36203

1986 US Highway 78 East	Oxford	AL	36203

3910 Fairmont Parkway, Suite D	Pasadena	TX	77504

1703 Shaver Street	Pasadena	TX	77502

2550 Broadway Street	Pearland	TX	77581

1401 Stemley Bridge Road, Suite 13	Pell City	AL	35125

3304 U.S. Highway 80 West, Suite E	Phenix City	AL	36870

230 West Parker Road, Suite 190	Plano	TX	75075

246 Interstate Commercial Park Loop	Prattville	AL	36066

4011 Capital Blvd., Suite 123	Raleigh	NC	27604

4761 E. Hwy. 83, Suite B, Plaza Del Mar	Rio Grande City	TX	78582

592 N. Anderson Road	Rock Hill	SC	29730

704-C E. Broad Avenue	Rockingham	NC	28379

3806 Avenue I, Suite 22	Rosenberg	TX	77471

1015 S. Mays Street, Suite 101	Round Rock	TX	78664

811 S. Jake Alexander Blvd.	Salisbury	NC	28147

4502 Centerview Drive, Suite 116	San Antonio	TX	78228

1121 SW Military Drive, Suite 101	San Antonio	TX	78221

14145 Nacogdoches Road, Suite 1	San Antonio	TX	78247

3221 Wurzbach Road	San Antonio	TX	78238

3655 Fredricksburg Road, Suite 119	San Antonio	TX	78201

4525 Rigsby Avenue, Suite 106	San Antonio	TX	78222

7500 Eckhert Road, Suite 460	San Antonio	TX	78240

Street	City	State	Zip
11819 West Avenue, Suite 2	San Antonio	TX	78216

206-B West San Antonio Street	San Marcos	TX	78666

305 W. Taft Road, Ste A	Sapulpa	OK	74066

6409 Abercorn street	Savannah	GA	31405

1605 S. Broad Street	Scottsboro	AL	35768

211 Oconee Square Drive	Seneca	SC	29678

1510 N. Kickapoo Avenue, Suite 1	Shawnee	OK	74804

120 Highway 14, Suite C	Simpsonville	SC	29681

2400 Herodian Way SE, Suite 147N	Smyrna	GA	30080

10755 N. Loop, Suite P	Socorro	TX	79927

195A S. Converse Street	Spartanburg	SC	29306

110 Garner Road, Suite 10, Merchants Plaza	Spartanburg	SC	29303

5015 FM 2920 Road, Suite B	Spring	TX	77388

12220 Murphy Road, Suite H	Stafford	TX	77477

11925 Southwest Freeway, Suite 6	Stafford	TX	77477

230 Signal Hill Drive	Statesville	NC	28625

701 N. Main Street	Stillwater	OK	74075

115 E. Richardson Avenue	Summerville	SC	29483

251 Broad Street	Sumter	SC	29150

708 Bultman Drive	Sumter	SC	29150

1209 N. Main Avenue	Sylacauga	AL	35150

513 East Battle Street	Talladega	AL	35160

2314 W. Adams Avenue, Suite C	Temple	TX	76504

2506 25th Ave. North, Suite #2	Texas City	TX	77590

33208 Highway 43, Suite A	Thomasville	AL	36784

1237 Highway 231 South	Troy	AL	36081

3202 S. Memorial Drive, Suite 7A	Tulsa	OK	74145

2001 Skyland Blvd. East, Suite C-1	Tuscaloosa	AL	35405

2523 East Fifth Street	Tyler	TX	75701

410 N. Duncan Bypass, Suite D	Union	SC	29379

2912 N. Laurent Street	Victoria	TX	77901

1615 N. Valley Mills Drive, Suite 1615	Waco	TX	76710

110A N. Memorial Avenue	Walterboro	SC	29488

1025 North Texas Blvd., Suite 17	Weslaco	TX	78596

622 Twelfth Street	West Columbia	SC	29169

420 Eastwood Road, Suite 101	Wilmington	NC	28403

153 N. Congress Street	Winnsboro	SC	29180

3193-D Peters Creek Parkway	Winston-Salem	NC	27127

4964 Martin View Lane	Winston-Salem	NC	27104

902 N. Main Street	Woodruff	SC	29388

710 E Liberty Street, Suite 102	York	SC	29745

1300 West Vandament Avenue, Suite 2301	Yukon	OK	73099

SCHEDULE 7.6

GAAP EXCEPTIONS

None.

SCHEDULE 7.9

PERMITTED LIENS

Liens created by the following documents and any financing statements now existing or hereafter filed related thereto:

Business Loan Agreement dated on or about January 9, 2012, made by Regional with Wells Fargo Bank, National Association (“Wells Fargo”), allowing Regional to borrow up to $1,500,000 on a revolving basis. As an inducement, Wells Fargo required the execution of a Promissory Note by Regional in favor of Wells Fargo (as identified in Schedule 8.6) related to certain real and personal property (as described therein) located at 507 and 509 W. Butler Road, Mauldin, South Carolina, as the same has been amended, modified or extended.

SCHEDULE 7.10

LICENSES

None.

SCHEDULE 7.13

COMPLIANCE WITH LAWS

None.

SCHEDULE 7.16

SUBSIDIARIES

Each of the entities listed below is a direct or indirect wholly owned subsidiary of Regional Management Corp.

Regional Finance Corporation of Alabama

Regional Finance Corporation of Georgia

Regional Finance Corporation of North Carolina

Regional Finance Corporation of South Carolina

Regional Finance Corporation of Tennessee

Regional Finance Corporation of Texas

Regional Finance Company of Oklahoma, LLC (wholly-owned by Regional Finance Corporation of North Carolina)

Regional Finance Company of New Mexico, LLC (wholly-owned by Regional Finance Corporation of South Carolina)

Regional Finance Company of Missouri, LLC

Regional Finance Company of Louisiana, LLC (wholly-owned by Regional Finance Corporation of North Carolina)

Regional Finance Company of Mississippi, LLC (wholly-owned by Regional Finance Corporation of North Carolina)

RMC Financial Services of Florida, LLC (wholly-owned by Regional Finance Corporation of North Carolina)

Regional Finance Company of Georgia, LLC (wholly-owned by Regional Finance Corporation of North Carolina)

Regional Finance Company of Kentucky, LLC (wholly-owned by Regional Finance Corporation of North Carolina)

Regional Finance Company of Virginia, LLC (wholly-owned by Regional Finance Corporation of North Carolina)

Upstate Motor Company

Credit Recovery Associates, Inc.

RMC Reinsurance, LTD

SCHEDULE 7.19

BANK ACCOUNTS

Bank Name	Account Number	City	State	Purpose	Company Name/DBA	Sweep Acct.
Arvest Bank	XXXXXXXXXX	Bartlesville	OK	Depository	Regional Finance Co. of OK, LLC

BancFirst	XXXXXXXXXX	Ardmore	OK	Depository	Regional Finance Co of OK, LLC

Bank of Oklahoma	XXXXXXXXXX	Midwest City	OK	Depository	Regional Finance Co of OK, LLC

BB & T	XXXXXXXXXX	Brunswick	GA	Depository	Regional Finance Co of GA, LLC

BB & T	XXXXXXXXXX	Winston Salem	NC	Depository	Regional Management Corp.

BB & T	XXXXXXXXXX	Winston Salem	NC	Depository	Regional Finance Corp. of TN

Compass Bank	XXXXXXXXXX	Birmingham	AL	Depository	Regional Finance Corp. of TX

Compass Bank	XXXXXXXXXX	Birmingham	AL	Depository	Regional Finance Corp. of TX

First Bank	XXXXXXXXXX	Dickson	TN	Depository	Regional Finance Corp. of TN

First Citizens	XXXXXXXXXX	Columbia	SC	Depository	Regional Finance Corp. of SC

First Citizens	XXXXXXXXXX	Columbia	SC	Depository	Regional Finance Corp. of SC

First National	XXXXXXXXXX	Edinburgh	TX	Closed	Regional Finance Corp. of TX

First National Bank	XXXXXXXXXX	Talladega	AL	Depository	Regional Finance Corp. of AL

First National Bank of TN	XXXXXXXXXX	Livingston	TN	Depository	Regional Finance Corp. of TN

First Tennessee Bank	XXXXXXXXXX	Memphis	TN	Depository	Regional Finance Corp. of TN

International Bank and Commerce	XXXXXXXXXX	Laredo	TX	Depository	Regional Finance Corp. of TX

International Bank and Commerce	XXXXXXXXXX	Laredo	TX	Depository	Regional Finance Corp. of TX

International Bank and Commerce	XXXXXXXXXX	Laredo	TX	Depository	Regional Finance Corp. of TX

International Bank and Commerce	XXXXXXXXXX	Shawnee	OK	Depository	Regional Finance Co. of OK, LLC

Merchants Bank	XXXXXXXXXX	Jackson	AL	Depository	Regional Finance Corp. of AL

NBSC	XXXXXXXXXX	Columbus	GA	Depository	Regional Finance Corp. of SC

Southeast Bank	XXXXXXXXXX	Dayton	TN	Depository	Regional Finance Corp. of TN

Southside	XXXXXXXXXX	Tyler	TX	Depository	Regional Finance Corp. of TX

US Bank	XXXXXXXXXX	Columbia	TN	Depository	Regional Finance Corp. of TN

Bank Of America	XXXXXXXXXX	Charlotte	NC	Reinsurance	RMC Reinsurance

Bank Of America	XXXXXXXXXX	Charlotte	NC	Payroll	Regional Management Corp.	Sweep Acct.

Bank Of America	XXXXXXXXXX	Charlotte	NC	Loan Disbursement	Regional Management Corp.	Sweep Acct.

Bank Of America	XXXXXXXXXX	Charlotte	NC	Master Depository	Regional Management Corp.

Bank Of America	XXXXXXXXXX	Charlotte	NC	Master Funding	Regional Management Corp.

Bank Name	Account Number	City	State	Purpose	Company Name/DBA	Sweep Acct.
Bank Of America	XXXXXXXXXX	Charlotte	NC	Depository	Regional Finance Corp. of SC	Sweep Acct.

Bank Of America	XXXXXXXXXX	Charlotte	NC	Depository	Regional Finance Corp. of TX	Sweep Acct.

Bank Of America	XXXXXXXXXX	Charlotte	NC	Depository	Regional Finance Corp. of TX	Sweep Acct.

Bank Of America	XXXXXXXXXX	Charlotte	NC	Depository	Regional Finance Corp. of TX	Sweep Acct.

Bank Of America	XXXXXXXXXX	Charlotte	NC	Depository	Regional Finance Co. of OK, LLC	Sweep Acct.

Wells Fargo	XXXXXXXXXX	Greenville	SC	Master Funding	Regional Finance Corp. of SC

Wells Fargo	XXXXXXXXXX	Greenville	SC	Closed	Regional Management Corp.

Wells Fargo	XXXXXXXXXX	Greenville	SC	For tax payments and other ACH debits	Regional Management Corp.

Wells Fargo	XXXXXXXXXX	Greenville	SC	ACS Depository	Regional Finance Corp. of TX	Sweep Acct.

Wells Fargo	XXXXXXXXXX	Greenville	SC	AL Depository	Regional Finance Corp. of AL	Sweep Acct.

Wells Fargo	XXXXXXXXXX	Greenville	SC	GA Depository	Regional Finance Co. of GA, LLC	Sweep Acct.

Wells Fargo	XXXXXXXXXX	Greenville	SC	NC Depository	Regional Finance Corp. of NC	Sweep Acct.

Wells Fargo	XXXXXXXXXX	Greenville	SC	NM Depository	Regional Finance Co. of NM, LLC	Sweep Acct.

Wells Fargo	XXXXXXXXXX	Greenville	SC	TN Depository	Regional Finance Corp. of TN	Sweep Acct.

Wells Fargo	XXXXXXXXXX	Greenville	SC	SC Depository	Regional Finance Corp. of SC	Sweep Acct.

Wells Fargo	XXXXXXXXXX	Greenville	SC	TX Depository	Regional Finance Corp. of TX	Sweep Acct.

Wells Fargo	XXXXXXXXXX	Greenville	SC	GA Checking	Regional Finance Co. of GA, LLC	Sweep Acct.

Wells Fargo	XXXXXXXXXX	Greenville	SC	SC Checking	Regional Finance Corp. of SC	Sweep Acct.

Wells Fargo	XXXXXXXXXX	Greenville	SC	SC Checking	Regional Finance Corp. of SC	Sweep Acct.

Wells Fargo	XXXXXXXXXX	Greenville	SC	SC Checking	Regional Finance Corp. of SC	Sweep Acct.

Wells Fargo	XXXXXXXXXX	Greenville	SC	RMC Checking	RMC Financial Services Corp.	Sweep Acct.

Wells Fargo	XXXXXXXXXX	Greenville	SC	TX Checking	Regional Finance Corp. of TX	Sweep Acct.

Wells Fargo	XXXXXXXXXX	Greenville	SC	NC Checking	Regional Finance Corp. of NC	Sweep Acct.

Wells Fargo	XXXXXXXXXX	Greenville	SC	TN Checking	Regional Finance Corp. of TN	Sweep Acct.

Wells Fargo	XXXXXXXXXX	Greenville	SC	AL Checking	Regional Finance Corp. of AL	Sweep Acct.

Wells Fargo	XXXXXXXXXX	Greenville	SC	ACS Checking	Regional Finance Corp. of TX	Sweep Acct.

Wells Fargo	XXXXXXXXXX	Greenville	SC	Corporate AP	Regional Management Corp.	Sweep Acct.

Wells Fargo	XXXXXXXXXX	Greenville	SC	Corporate Loan Solicitation	Regional Management Corp.	Sweep Acct.

Wells Fargo	XXXXXXXXXX	Greenville	SC	SC Loan Solicitation	Regional Finance Corp. of SC	Sweep Acct.

Wells Fargo	XXXXXXXXXX	Greenville	SC	TN Loan Solicitation	Regional Finance Corp. of TN	Sweep Acct.

Wells Fargo	XXXXXXXXXX	Greenville	SC	TX Loan Solicitation	Regional Finance Corp. of TX	Sweep Acct.

Wells Fargo	XXXXXXXXXX	Greenville	SC	NC Loan Solicitation	Regional Finance Corp. of NC	Sweep Acct.

Wells Fargo	XXXXXXXXXX	Greenville	SC	SC NB Loan Solicitation	Regional Finance Corp. of SC	Sweep Acct.

Wells Fargo	XXXXXXXXXX	Greenville	SC	TN NB Loan Solicitation	Regional Finance Corp. of TN	Sweep Acct.

Bank Name	Account Number	City	State	Purpose	Company Name/DBA	Sweep Acct.
Wells Fargo	XXXXXXXXXX	Greenville	SC	TX NB Loan Solicitation	Regional Finance Corp. of TX	Sweep Acct.

Wells Fargo	XXXXXXXXXX	Greenville	SC	NC NB Loan Solicitation	Regional Finance Corp. of NC	Sweep Acct.

Wells Fargo	XXXXXXXXXX	Greenville	SC	AL NB Loan Solicitation	Regional Finance Corp. of AL	Sweep Acct.

Wells Fargo	XXXXXXXXXX	Greenville	SC	GA NB Loan Solicitation	Regional Finance Co. of GA, LLC	Sweep Acct.

Wells Fargo	XXXXXXXXXX	Greenville	SC	Closed	Regional Finance Corp. of TX

Wells Fargo	XXXXXXXXXX	Greenville	SC	Closed	Regional Finance Corp. of TX

Wells Fargo	XXXXXXXXXX	Greenville	SC	Closed	Regional Finance Corp. of TX

Wells Fargo	XXXXXXXXXX	Greenville	SC	Closed	Regional Finance Corp. of TX

Wells Fargo	XXXXXXXXXX	Greenville	SC	Closed	Regional Finance Corp. of TX

Wells Fargo	XXXXXXXXXX	Greenville	SC	NM Checking	Regional Finance Co. of NM	Sweep Acct.

Wells Fargo	XXXXXXXXXX	Greenville	SC	RMC Central Checking	Regional Management Corp.	Sweep Acct.

Wells Fargo	XXXXXXXXXX	Greenville	SC	CRA Depository	Credit Recovery Associates	Sweep Acct.

Wells Fargo	XXXXXXXXXX	Greenville	SC	SC Trust CRA for licensing purposes	Credit Recovery Associates

Wells Fargo	XXXXXXXXXX	Greenville	SC	NM NB Loan Solicitation Account	Regional Finance Co. of NM	Sweep Acct.

Wells Fargo	XXXXXXXXXX	Greenville	SC	NM Loan Solicitation Account	Regional Finance Co. of NM	Sweep Acct.

Wells Fargo	XXXXXXXXXX	Greenville	SC	OK NB Loan Solicitation Account	Regional Finance Co. of OK, LLC	Sweep Acct.

Wells Fargo	XXXXXXXXXX	Greenville	SC	OK Loan Solicitation Account	Regional Finance Co. of OK, LLC	Sweep Acct.

Wells Fargo	XXXXXXXXXX	Greenville	SC	AL Loan Solicitation Account	Regional Finance Corp. of AL	Sweep Acct.

Wells Fargo	XXXXXXXXXX	Greenville	SC	GA FB Loan Solicitation Account	Regional Finance Co. of GA, LLC	Sweep Acct.

Wells Fargo	XXXXXXXXXX	Greenville	SC	New Mexico account for licensing purposes	Regional Finance Co. of NM, LLC

Wells Fargo	XXXXXXXXXX	Greenville	SC	Missouri account for licensing purposes	Regional Finance Co. of MO

Wells Fargo	XXXXXXXXXX	Greenville	SC	Georgia account for licensing purposes	Regional Finance Co. of GA, LLC

SCHEDULE 8.3

GUARANTIES

None.

SCHEDULE 8.6

DEBT

Promissory Note, dated January 9, 2012, in an aggregate principal amount not to exceed $1,500,000 made by Regional payable to the order of Wells Fargo, National Association (the “Wells Fargo Revolver”), as the same has been amended, modified or supplemented.